UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and zip code)

(972) 444-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective January 1, 2021, Pioneer Natural Resources Company (the “Company”) intends to effect the following realignment of its Management Committee:

•	Scott D. Sheffield, currently President and Chief Executive Officer, will become the Company’s Chief Executive Officer.

•	Richard P. Dealy, currently Executive Vice President and Chief Financial Officer, will become the Company’s President and Chief Operating Officer.

•	Neal H. Shah, currently Vice President, Investor Relations, will become Senior Vice President and Chief Financial Officer.

•	Chris J. Cheatwood’s title, currently Executive Vice President, Field Development and Emerging Technology, will change to Executive Vice President, Advisor to the Management Committee.

•	Elizabeth A. McDonald’s title, currently Vice President, Permian Strategic Planning and Field Development, will change to Senior Vice President, Strategic Planning, Field Development and Marketing.

On October 7, 2020, the Company issued a news release that is attached hereto as exhibit 99.1 related to the realignment. The realignment was approved by the Company’s Board of Directors at its meeting held on October 1, 2020, to be effective January 1, 2021. The information required by Items 401(b), (d) and (e) of Regulation S-K for each of the executive officers named above was previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, File No. 1-13245, which was filed with the Securities and Exchange Commission on February 24, 2020. There are no family relationships between any of the executive officers named above and any director or executive officer of the Company, and none of the executive officers named above has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1(a)	News Release, dated October 7, 2020, titled “Pioneer Natural Resources Announces New Executive Management Responsibilities”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(a)	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	October 7, 2020